SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                  March 7, 2005


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    001-13638                13-3711775

------------------------------ -------------------------- ----------------------
 (State or other jurisdiction   (Commission file number)     (I.R.S. Employer
     of incorporation or                                    Identification No.)
        organization)

10 East 40th Street, New York, New York                               10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02.     Results of Operations and Financial Condition.

(a) On March 7, 2005, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for its fourth fiscal quarter ended December 31, 2004.

(b) On March 7, 2005, the Registrant hosted a conference call on the subject of its financial results for its fourth fiscal quarter ended December 31, 2004, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

(c) As previously disclosed in the Registrant's 2004 Annual Report on Form 10-K and in the Press Release described in (a), the Registrant has reclassified its segment accounting information. Exhibit 99.3 contains reclassified annual and quarterly data for the Registrant's fiscal years ended December 31, 2003 and 2004.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

              Exhibit No.      Description
              -----------      -----------

               99.1            Press  release of the  Registrant  dated March 7,
                               2005.

               99.2 Transcript of conference call hosted by the Registrant on March 7, 2005.

               99.3 Reclassified Segment Information for the fiscal years ended December 31, 2003 and 2004.

                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARVEL ENTERPRISES, INC.


                                            By: /s/ John Turitzin
                                                --------------------------------
                                            Name:  John Turitzin
                                            Title: Executive Vice President
                                                   and General Counsel


Date: March 11, 2005

                                  EXHIBIT INDEX


              Exhibit No.      Description
              -----------      -----------

              99.1             Press release of the Registrant dated March 7,
                               2005.

              99.2 Transcript of conference call hosted by the Registrant on March 7, 2005.

              99.3 Reclassified Segment Information for the fiscal years ended December 31, 2003 and 2004.